EXHIBIT NO. 99.(h) 8

Exhibit A

As of April 1, 2023

Master Administrative Services Agreement

Funds in Scope

I. MFS Family of Funds	Fee Type1
MFS Series Trust I:
MFS Core Equity Fund	Fixed fee + asset based fee
MFS Low Volatility Equity Fund	Fixed fee + asset based fee
MFS Low Volatility Global Equity Fund	Fixed fee + asset based fee
MFS New Discovery Fund	Fixed fee + asset based fee
MFS Research International Fund	Fixed fee + asset based fee
MFS Technology Fund	Fixed fee + asset based fee
MFS U.S. Government Cash Reserve Fund	Fixed fee + asset based fee
MFS Value Fund	Fixed fee + asset based fee

MFS Series Trust II:
MFS Growth Fund	Fixed fee + asset based fee

MFS Series Trust III:
MFS Global High Yield Fund	Fixed fee + asset based fee
MFS High Income Fund	Fixed fee + asset based fee
MFS High Yield Pooled Portfolio	Fixed fee only
MFS Municipal High Income Fund	Fixed fee + asset based fee

MFS Series Trust IV:
MFS Blended Research Emerging Markets Equity Fund	Fixed fee + asset based fee
MFS Blended Research International Equity Fund	Fixed fee + asset based fee
MFS Global New Discovery Fund	Fixed fee + asset based fee
MFS Mid Cap Growth Fund	Fixed fee + asset based fee
MFS U.S. Government Money Market Fund	Fixed fee + asset based fee

MFS Series Trust V:
MFS International New Discovery Fund	Fixed fee + asset based fee
MFS Research Fund	Fixed fee + asset based fee
MFS Total Return Fund	Fixed fee + asset based fee

MFS Series Trust VI:
MFS Global Equity Fund	Fixed fee + asset based fee
MFS Global Total Return Fund	Fixed fee + asset based fee
MFS Utilities Fund	Fixed fee + asset based fee

MFS Series Trust VII:
MFS Emerging Markets Equity Research Fund	Fixed fee + asset based fee
MFS Equity Income Fund	Fixed fee + asset based fee
MFS Intrinsic Value Fund	Fixed fee + asset based fee

1 The Fee Type is such that any MFS Fund of Fund (e.g., Allocation Funds, Lifetime Funds, International Diversification Fund, etc.), Central Fund (e.g., the MFS High Yield Pooled Portfolio) and MFS Institutional Money Market Portfolio (“IMM”) incur only the Fixed Fee, whereas any other Fund incurs the Fixed Fee plus the asset-based fee.

MFS Series Trust VIII:
MFS Global Growth Fund	Fixed fee + asset based fee
MFS Income Fund	Fixed fee + asset based fee
Fixed fee + asset based fee
MFS Series Trust IX:
MFS Corporate Bond Fund	Fixed fee + asset based fee
MFS Inflation-Adjusted Bond Fund	Fixed fee + asset based fee
MFS Limited Maturity Fund	Fixed fee + asset based fee
MFS Municipal Limited Maturity Fund	Fixed fee + asset based fee
MFS Total Return Bond Fund	Fixed fee + asset based fee
Fixed fee + asset based fee
MFS Series Trust X:
MFS Aggressive Growth Allocation Fund	Fixed fee only
MFS Blended Research Growth Equity Fund	Fixed fee + asset based fee
MFS Blended Research Mid Cap Equity Fund	Fixed fee + asset based fee
MFS Blended Research Small Cap Equity Fund	Fixed fee + asset based fee
MFS Blended Research Value Equity Fund	Fixed fee + asset based fee
MFS Conservative Allocation Fund	Fixed fee only
MFS Emerging Markets Debt Fund	Fixed fee + asset based fee
MFS Emerging Markets Debt Local Currency Fund	Fixed fee + asset based fee
MFS Emerging Markets Equity Fund	Fixed fee + asset based fee
MFS Global Opportunistic Bond Fund	Fixed fee + asset based fee
MFS Growth Allocation Fund	Fixed fee only
MFS International Diversification Fund	Fixed fee only
MFS International Growth Fund	Fixed fee + asset based fee
MFS International Intrinsic Value Fund	Fixed fee + asset based fee
MFS International Large Cap Value Fund	Fixed fee + asset based fee
MFS Managed Wealth Fund	Fixed fee + asset based fee
MFS Moderate Allocation Fund	Fixed fee only

MFS Series Trust XI:
MFS Blended Research Core Equity Fund	Fixed fee + asset based fee
MFS Mid Cap Value Fund	Fixed fee + asset based fee

MFS Series Trust XII:
MFS Core Bond Fund	Fixed fee + asset based fee
MFS Lifetime Income Fund	Fixed fee only
MFS Lifetime 2025 Fund	Fixed fee only
MFS Lifetime 2030 Fund	Fixed fee only
MFS Lifetime 2035 Fund	Fixed fee only
MFS Lifetime 2040 Fund	Fixed fee only
MFS Lifetime 2045 Fund	Fixed fee only
MFS Lifetime 2050 Fund	Fixed fee only
MFS Lifetime 2055 Fund	Fixed fee only
MFS Lifetime 2060 Fund	Fixed fee only
MFS Lifetime 2065 Fund	Fixed fee only

MFS Series Trust XIII:
MFS Diversified Income Fund	Fixed fee + asset based fee
MFS Global Real Estate Fund	Fixed fee + asset based fee
MFS Government Securities Fund	Fixed fee + asset based fee

MFS New Discovery Value Fund	Fixed fee + asset based fee

MFS Series Trust XIV:
MFS Institutional Money Market Portfolio	Fixed fee only

MFS Series Trust XV:	Fixed fee + asset based fee
MFS Commodity Strategy Fund	Fixed fee + asset based fee
MFS Global Alternative Strategy Fund	Fixed fee + asset based fee
Fixed fee + asset based fee
MFS Series Trust XVI:
MFS Prudent Investor Fund	Fixed fee + asset based fee

MFS Series Trust XVII:
MFS International Equity Fund	Fixed fee + asset based fee

MFS Municipal Series Trust:
MFS Alabama Municipal Bond Fund	Fixed fee + asset based fee
MFS Arkansas Municipal Bond Fund	Fixed fee + asset based fee
MFS California Municipal Bond Fund	Fixed fee + asset based fee
MFS Georgia Municipal Bond Fund	Fixed fee + asset based fee
MFS Maryland Municipal Bond Fund	Fixed fee + asset based fee
MFS Massachusetts Municipal Bond Fund	Fixed fee + asset based fee
MFS Mississippi Municipal Bond Fund	Fixed fee + asset based fee
MFS Municipal Income Fund	Fixed fee + asset based fee
MFS Municipal Intermediate Fund	Fixed fee + asset based fee
MFS New York Municipal Bond Fund	Fixed fee + asset based fee
MFS North Carolina Municipal Bond Fund	Fixed fee + asset based fee
MFS Pennsylvania Municipal Bond Fund	Fixed fee + asset based fee
MFS South Carolina Municipal Bond Fund	Fixed fee + asset based fee
MFS Virginia Municipal Bond Fund	Fixed fee + asset based fee
MFS West Virginia Municipal Bond Fund	Fixed fee + asset based fee

Massachusetts Investors Growth Stock Fund	Fixed fee + asset based fee

Massachusetts Investors Trust	Fixed fee + asset based fee

II. MFS Closed-End Funds
MFS Charter Income Trust	Fixed fee + asset based fee
MFS Intermediate Income Trust	Fixed fee + asset based fee
MFS Multimarket Income Trust	Fixed fee + asset based fee
MFS Municipal Income Trust	Fixed fee + asset based fee
MFS Special Value Trust	Fixed fee + asset based fee
MFS High Income Municipal Trust	Fixed fee + asset based fee
MFS Intermediate High Income Fund	Fixed fee + asset based fee
MFS Government Markets Income Trust	Fixed fee + asset based fee
MFS Investment Grade Municipal Trust	Fixed fee + asset based fee
MFS High Yield Municipal Trust	Fixed fee + asset based fee
Fixed fee + asset based fee

III. MFS Variable Insurance Funds
MFS Variable Insurance Trust:	Fixed fee + asset based fee
MFS Global Equity Series	Fixed fee + asset based fee
MFS Growth Series	Fixed fee + asset based fee
MFS Investors Trust Series	Fixed fee + asset based fee
MFS Mid Cap Growth Series	Fixed fee + asset based fee
MFS New Discovery Series	Fixed fee + asset based fee
MFS Total Return Bond Series	Fixed fee + asset based fee
MFS Research Series	Fixed fee + asset based fee
MFS Total Return Series	Fixed fee + asset based fee
MFS Utilities Series	Fixed fee + asset based fee
MFS Value Series	Fixed fee + asset based fee

MFS Variable Insurance Trust II:
MFS Blended Research Core Equity Portfolio	Fixed fee + asset based fee
MFS Corporate Bond Portfolio	Fixed fee + asset based fee
MFS Core Equity Portfolio	Fixed fee + asset based fee
MFS Emerging Markets Equity Portfolio	Fixed fee + asset based fee
MFS Global Governments Portfolio	Fixed fee + asset based fee
MFS Global Growth Portfolio	Fixed fee + asset based fee
MFS Global Research Portfolio	Fixed fee + asset based fee
MFS Global Tactical Allocation Portfolio	Fixed fee + asset based fee
MFS Government Securities Portfolio	Fixed fee + asset based fee
MFS High Yield Portfolio	Fixed fee + asset based fee
MFS Income Portfolio	Fixed fee + asset based fee
MFS International Growth Portfolio	Fixed fee + asset based fee
MFS International Intrinsic Value Portfolio	Fixed fee + asset based fee
MFS Massachusetts Investors Growth Stock Portfolio	Fixed fee + asset based fee
MFS U.S. Government Money Market Portfolio	Fixed fee + asset based fee
MFS Research International Portfolio	Fixed fee + asset based fee
MFS Technology Portfolio	Fixed fee + asset based fee

MFS Variable Insurance Trust III:
MFS Blended Research Small Cap Equity Portfolio	Fixed fee + asset based fee
MFS Conservative Allocation Portfolio	Fixed fee only
MFS Global Real Estate Portfolio	Fixed fee + asset based fee
MFS Growth Allocation Portfolio	Fixed fee only
MFS Inflation-Adjusted Bond Portfolio	Fixed fee + asset based fee
MFS Limited Maturity Portfolio	Fixed fee + asset based fee
MFS Mid Cap Value Portfolio	Fixed fee + asset based fee
MFS Moderate Allocation Portfolio	Fixed fee only
MFS New Discovery Value Portfolio	Fixed fee + asset based fee